   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 28, 2010

Sydys Corporation

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51727	98-0418961
(Commission File Number)	(IRS Employer Identification No.)

7 Orchard Lane
Lebanon, NJ	08833
(Address of Principal Executive Offices)	(Zip Code)

(908) 236-9885

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

The information provided in Items 2.03 and 3.02 regarding the issuance of promissory notes and common stock is hereby incorporated by reference.

Item 1.02     Termination of a Material Definitive Agreement.

The information provided in Items 2.03 and 3.02 regarding the issuance of promissory notes and common stock is hereby incorporated by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Between August 2010 and October 2010, Sydys Corporation (the “Company,” “we” or “us”) issued promissory notes (collectively, the “Notes”) in the principal amounts of $10,000, $13,000, $6,000 and $2,500 to FEQ Farms, LLC (“FEQ”), Capital Growth Investment Trust (“CGIT”), DIT Equity Holdings, LLC (“DIT”), and RMS Advisors, Inc., respectively.  The Notes accrue interest annually at a rate of 3.25% and are payable upon demand by the lenders.

The description of the Notes is qualified in its entirety by reference to a copy of the form of promissory note filed as an exhibit to this report and incorporated herein by this reference.

Item 3.02     Unregistered Sales of Equity Securities.

During October 2010, pursuant to a series of securities purchase agreements, we sold 9,900,000 shares of common stock at a purchase price of $0.002 per share for an aggregate purchase price of $19,800.  The Shares were issued in a private offering (the “Offering”) to a limited number of accredited investors, which we commenced on October 25, 2010, without engaging in any advertising or general solicitation of any kind.  We made no payment of underwriting discounts or commissions to any person in connection with the Offering.

In lieu of cash payment for the Shares purchased in the Offering by FEQ, DIT and CGIT, the Notes payable to FEQ and DIT were cancelled and the principal amount outstanding under the Note payable to CGIT was reduced by $3,800 to $9,200.

The shares sold in the Offering were sold in a private placement transaction to accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder.  We have agreed to include the shares of common stock sold in the Offering in any registration statement we file under the Securities Act in order to permit the public resale of such shares.

The description of the securities purchase agreements are qualified in their entirety by reference to a copy of the form of securities purchase agreement filed as an exhibit to this report and incorporated herein by this reference.

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Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits.   The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

10.1	Form of Promissory Note.

10.2	Form of Securities Purchase Agreement by and between the Company and Purchasers of Shares in the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sydys Corporation

Date: November 12, 2010	By:	/s/ Kenneth J. Koock
Kenneth J. Koock Chief Executive Officer

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